                                                                    Exhibit 23.2



                                [AA LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 30, 2001 (and to all references to our firm) included in or made a part of Amendment #4 of the Registration Statement on Form SB-2.


                                                       /s/ Arthur Andersen LLP


Phoenix, Arizona
   May 4, 2001